UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)   August 12, 2004

SELAS CORPORATION OF AMERICA
(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

Not Applicable
(Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated August 12, 2004

Item 9.   Other Events and Regulation FD Disclosure and

Item 12.   Results of Operations and Financial Condition

On August 12, 2004, Selas Corporation of America announced earnings for the three and six months ended June 30,2004 and discussed recent developments. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Selas Corporation of America
By:	/s/ Robert F. Gallagher

Robert F. Gallagher Chief Financial Officer

Date:   August 13, 2004